UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2026

UNIVERSAL SAFETY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of principal executive offices) (Zip Code)

(410) 363-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UUU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 27, 2026, Universal Safety Products, Inc., a Maryland corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Meeting”). As of February 24, 2026, the record date for the Meeting, the Company had outstanding and entitled to vote 2,717,787 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which constitutes all of the outstanding voting capital stock of the Company.

At the Meeting, the stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 24, 2026. At the Meeting, stockholders appointed three (3) directors, and approved proposals 2, 3 and 4, each of which were presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: The election of one (1) Class II director nominee named by the Company to hold office for a term of two (2) years until the annual meeting of stockholders to be held in 2028.

	For	Against	Abstain	Broker Non-Votes
Ira F. Bormel	736,173	80,519	41,856	586,187

The election of two (2) Class III director nominees named by the Company to hold office for a term of three (3) years until the annual meeting of stockholders to be held in 2029.

	For	Against	Abstain	Broker Non-Votes
Harvey B. Grossblatt	792,783	62,703	3,062	586,187
Henry C.W. Nisser	853,679	4,205	664	586,187

Proposal Two: The ratification of CBIZ CPAs P.C., as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026.

For	Against	Abstain	Broker Non-Votes
1,361,691	50,957	32,045	42

Proposal Three: Approval of, on a non-binding advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
741,119	115,107	2,322	586,187

Proposal Four: Approval of, on a non-binding advisory basis, the frequency of advisory approval of the compensation of our named executive officers.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
695,035	1,201	156,990	5,364	586,145

Following the Company’s receipt of the voting results on Proposal Four, the Company has determined to proceed with a frequency for voting on executive compensation of every three years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL SAFETY PRODUCTS, INC.

Dated: March 27, 2026	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President and Chief Executive Officer